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                                                                    EXHIBIT 21.1

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             SUBSIDIARY                          STATE OF INCORPORATION/ORGANIZATION
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
No. 1 Times Square Development LLC                            Delaware
No. 5 Times Square Development LLC                            Delaware
17M Acquisition Subsidiary LLC                                Delaware
17M Associates                                                District of Columbia
30 Shattuck Road LLC                                          Delaware
40-46 Harvard Street Trust                                    Massachusetts
90 Church Street Limited Partnership                          Delaware
91 Hartwell Avenue Trust                                      Massachusetts
92 Hayden Avenue Trust                                        Massachusetts
101 Carnegie Center Associates                                New Jersey
191 Spring Street Trust                                       Massachusetts
206 Associates Limited Partnership                            New Jersey
210 Associates Limited Partnership                            New Jersey
211 Associates Limited Partnership                            New Jersey
500 Series LLC                                                Delaware
Big Apple Associates Limited Partnership                      Delaware
Boston Properties, Inc.                                       Delaware
Boston Properties Limited Partnership                         Delaware
Boston Properties LLC                                         Delaware
Boston Properties Management, Inc.                            Delaware
Boston Properties TRS Inc.                                    Delaware
BP 8th Avenue Associates LLC                                  Delaware
BP 20 F Street Limited Partnership                            Delaware
BP 45th Associates LLC                                        Delaware
BP 111 Huntington Ave LLC                                     Delaware
BP 140 Kendrick Street LLC                                    Delaware
BP 140 Kendrick Street Property LLC                           Delaware
BP 201 Spring Street LLC                                      Delaware
BP 280 Park Avenue LLC                                        Delaware
BP 280 Park Avenue Manager Corp.                              Delaware
BP 280 Park Avenue Mezzanine LLC                              Delaware
BP 399 Park Avenue LLC                                        Delaware
BP II LLC                                                     Delaware
BP III LLC                                                    Delaware
BP Almaden Associates LLC                                     Delaware
BP Belvidere LLC                                              Delaware
BP Boylston Residential LLC                                   Delaware
BP/CGCenter Acquisition Co. LLC                               Delaware
BP/CGCenter I LLC                                             Delaware
BP/CGCenter II LLC                                            Delaware
BP/CGCenter MM LLC                                            Delaware
BP/CGCenter MM2 LLC                                           Delaware
BP/CG Member I LLC                                            Delaware
BP/CG Member II LLC                                           Delaware
BP/CG Member III LLC                                          Delaware
BP Crane Meadow L.L.C                                         Delaware
BP/CRF 265 Franklin Street LLC                                Delaware
BP/CRF 265 Franklin Street Holdings LLC                       Delaware
BP/CRF 265 Franklin Street Manager Corp.                      Delaware
BP/CRF 265 Franklin Street Mezzanine LLC                      Delaware
BP/CRF 901 New York Avenue LLC                                Delaware
BP EC1 Holdings LLC                                           Delaware
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
BP EC2 Holdings LLC                                           Delaware
BP EC3 Holdings LLC                                           Delaware
BP EC4 Holdings LLC                                           Delaware
BP EC West LLC                                                Delaware
BP Fourth Avenue L.L.C                                        Delaware
BP Gateway Center LLC                                         Delaware
BP Hotel LLC                                                  Delaware
BP Lending LLC                                                Delaware
BP Lex LLC                                                    Delaware
BP Management LP                                              Delaware
BP OFR LLC                                                    Delaware
BP Prucenter Acquisition LLC                                  Delaware
BP Prucenter Development LLC                                  Delaware
BP Realty New Jersey LLC                                      New Jersey
BP Reston Eastgate LLC                                        Delaware
BP Supermarket LLC                                            Delaware
BP Weston Quarry LLC                                          Delaware
Broad Run Business Center Property Association                Virginia
Cambridge Center North Trust                                  Massachusetts
Cambridge Center West Associates Limited Partnership          Massachusetts
Cambridge Center West Trust                                   Massachusetts
Cambridge Group LLC                                           Delaware
Candler Associates L.L.C.                                     Maryland
Carnegie 214 Associates Limited Partnership                   New Jersey
Carnegie 504 Associates                                       New Jersey
Carnegie 506 Associates                                       New Jersey
Carnegie 508 Associates                                       New Jersey
Carnegie 510 Associates L.L.C.                                Delaware
Carnegie Center Associates                                    New Jersey
CRF Met Square LLC                                            Delaware
Decoverly Two Limited Partnership                             Maryland
Decoverly Four Limited Partnership                            Maryland
Decoverly Five Limited Partnership                            Maryland
Decoverly Six Limited Partnership                             Maryland
Decoverly Seven Limited Partnership                           Maryland
Democracy Associates Limited Partnership                      Maryland
Democracy Financing LLC                                       Delaware
Discovery Square L.L.C.                                       Delaware
Downtown Boston Properties Trust                              Massachusetts
East Pratt Street Associates Limited Partnership              Maryland
Elandzee Trust                                                Massachusetts
Eleven Cambridge Center Trust                                 Massachusetts
Embarcadero Center Associates                                 California
Embarcadero Center, Inc.                                      California
Four Embarcadero Center Venture                               California
Fourteen Cambridge Center Trust                               Massachusetts
Gateway Center LLC                                            Delaware
Hayden Office Trust                                           Massachusetts
IPX Inc.                                                      Vermont
Jones Road Development Associates LLC                         Delaware
Lexreal Associates Limited Partnership                        New York
LKE BP Fourth Avenue Limited Partnership                      Massachusetts
Mall Road Trust                                               Massachusetts
Market Square North Associates Limited Partnership            Delaware
MBZ-Lex Trust                                                 Massachusetts
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
MGA Virginia 85-1 Limited Partnership                         Virginia
MGA Virginia 86-1 Limited Partnership                         Virginia
MGA Virginia 86-2 Limited Partnership                         Virginia
Montgomery Village Avenue Joint Venture Limited               Maryland
   Partnership
New Dominion Technology Corp.                                 Delaware
New Dominion Technology Park LLC                              Delaware
New Dominion Technology Park II LLC                           Delaware
Ocean View Development Company Limited Partnership            District of Columbia
One Cambridge Center Trust                                    Massachusetts
One Embarcadero Center Venture                                California
One Freedom Square, L.L.C.                                    Delaware
Pratt Street Financing, LLC                                   Delaware
Princeton 202 Associates Limited Partnership                  New Jersey
Princeton Childcare Associates Limited Partnership            New Jersey
Reston Corporate Center Limited Partnership                   Virginia
Reston Town Center Office Park Phase One Limited              Virginia
   Partnership
Reston VA 939, LLC                                            Delaware
School Street Associates Limited Partnership                  District of Columbia
SCV Partners                                                  New Jersey
Skyline Holdings LLC                                          Delaware
Southwest Market Limited Partnership                          District of Columbia
Square 36 Office Joint Venture                                District of Columbia
Square 407 Limited Partnership                                District of Columbia
Stony Brook Associates LLC                                    Delaware
Ten Cambridge Center Trust                                    Massachusetts
The Double B Partnership                                      Massachusetts
The Metropolitan Square Associates LLC                        District of Columbia
Three Cambridge Center Trust                                  Massachusetts
Three Embarcadero Center Venture                              California
Tower Oaks Financing LLC                                      Delaware
Tracer Lane Trust II                                          Massachusetts
Two Cambridge Center Trust                                    Massachusetts
Two Freedom Square L.L.C.                                     Delaware
Washingtonian North Associates Limited Partnership            Maryland
Zee Bee Trust II                                              Massachusetts
Zee Em Trust II                                               Massachusetts
ZL Hotel Corp.                                                Massachusetts
ZL Hotel LLC                                                  Delaware
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